UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21129
                                                    ----------------------------

   FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
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               (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                            Flaherty & Crumrine Inc.
                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
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                     (Name and address of agent for service)

        registrant's telephone number, including area code: 626-795-7300
                                                           -------------

                      Date of fiscal year end: NOVEMBER 30
                                              ------------

                     Date of reporting period: MAY 31, 2005
                                              -------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                [GRAPHIC OMITTED]

                                   LIGHTHOUSE

                          Flaherty & Crumrine/Claymore
                          ============================
                              PREFERRED SECURITIES
                                   INCOME FUND

                                   SEMI-ANNUAL
                                     REPORT

                                  MAY 31, 2005

                          web site: www.fcclaymore.com

FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND

Dear Shareholder:

      During the first half of fiscal 2005, the Flaherty & Crumrine/Claymore Preferred Securities Income Fund performed well under challenging conditions for investing. For the first two fiscal quarters of 2005, the Fund produced a total return on net asset value ("NAV") of +4.0%(1). In the three month period ending May 31, 2005, the total return on NAV for the Fund was -0.4%(1). As can be seen from the table below, over the longer term, the Fund has outpaced the return on the Lipper Domestic Investment Grade Bond Funds.

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                   TOTAL RETURN PER YEAR ON NET ASSET VALUE(1)
                         FOR PERIODS ENDING MAY 31, 2005

                                                                          ONE   LIFE OF
                                                                          YEAR  FUND(2)
                                                                          ----  -------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund ..    9.0%   10.1%
      Lipper Domestic Investment Grade Bond Funds(3) .................    8.1%    6.9%

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(1) Based on monthly data provided by Lipper Inc. Distributions are assumed to be reinvested at NAV in accordance with Lipper's practice, which differs from the procedures used elsewhere in this report.

(2)   Since inception on January 31, 2003.

(3) Includes all U.S. Government bond, mortgage bond and term trust and investment grade bond funds in Lipper's closed-end fund database at each point in time.

--------------------------------------------------------------------------------

      Along with Federal Reserve Chairman Alan Greenspan, we share some confusion about the "conundrum" of falling LONG-TERM interest rates in the face of steady increases in SHORT-TERM rates. In the twelve month period ending May 31, 2005, short-term rates have climbed almost 200 basis points. During the same period, long-term rates have FALLEN over 100 basis points. We discuss some reasons for the flattening yield curve in the Question and Answer ("Q&A") section that follows, but, suffice it to say, these yield curve shifts are without precedent for this phase of an economic cycle. (For an even more in-depth analysis, we invite you to read the 2ND QUARTER REVIEW OF ECONOMIC CONDITIONS on the Fund's website.)

      The flattening yield curve has impacted the Fund in different ways. As we've discussed in the past, rising short-term interest rates have the direct and immediate effect of increasing the rate (cost) the Fund must pay on its Auction Market Preferred Stock ("AMPS") leverage. Falling long-term interest rates contribute to appreciation in the investment portfolio, but also increase the likelihood that some of the higher-yielding securities in the portfolio will be redeemed by the issuer, forcing us to replace them with lower-yielding new issues. These were the main factors behind the dividend reduction in April.

      Market conditions will always have a big impact on the dividend rate, and the dividend rate on the Fund can change from time to time. What makes the Fund unusual, however, is the use of strategies which are expected to result in the Fund's income increasing as long-term interest rates rise significantly, while being relatively resistant to declines in long-term interest rates. Nevertheless, it is important to be realistic about the dividend. When long-term interest rates are hovering around 4%, as they presently are, the portfolio cannot produce the same level of income as when these rates are at 5 or 6%.

      We resolutely avoid predicting interest rates, but it is difficult for us to believe that long-term interest rates can remain this low if the U.S. economy continues to grow at the current pace. If rates do increase, the Fund's hedges should appreciate in value and a portion of those gains could be reinvested in additional income-producing securities. In addition, issuers would be less inclined to call some of their higher-yielding issues, since the cost of refinancing presumably also would go up.

      Of course, our investment approach will remain the same regardless of the direction of long-term interest rates. We'll identify companies with stable or improving fundamental credit quality, and invest in the most attractive securities we can find at the best prices obtainable (more on this in the Q&A).

      For one of the few times in recent memory, the size of the preferred market is growing by a meaningful amount (more on this in the Q&A). We're still assessing the implications, but one thing is certain -- over the long run, this is a very good thing. In our experience, new supply has stimulated preferred market activity and enhanced our ability to add value to the performance of the Fund.

      It is basic economic theory that prices will fall to absorb new supply, unless demand also increases. During the past quarter, new supply seemed to outstrip demand by a bit, as, broadly speaking, preferred prices underperformed most other fixed-income market segments. The Fund's preferred holdings, however, bucked the trend and made money during the quarter. Our returns still lagged the performance of long-term U.S. Treasury bonds, but, thanks to the "safety-net" hedging strategy, the loss on our hedges was contained and the overall performance was very respectable.

      There are a number of interesting developments in the Fund and the preferred market. We've addressed these in greater detail in the following Q&A. We also encourage you to take advantage of the Fund's website, WWW.FCCLAYMORE.COM. It contains a wide range of useful and up-to-date information about the Fund. Finally, if you'd like to learn more about specific preferred issues, visit WWW.PREFERREDSTOCKGUIDE.COM, a site created by the Fund's manager, Flaherty & Crumrine.

      Sincerely,


      /S/DONALD F. CRUMRINE              /S/ROBERT M. ETTINGER

      Donald F. Crumrine                 Robert M. Ettinger
      Chairman of the Board              President

      July 12, 2005

                               QUESTIONS & ANSWERS

1.    HOW DID THE FUND'S PREFERRED SECURITIES PERFORM DURING THE QUARTER?

      Broadly speaking, the Fund's preferred portfolio performed satisfactorily, although to some extent the answer depends on which measure we use for comparing performance. The total return (principal change plus income) on this portion of the Fund was +1.6% during the quarter(1). This compares to +5.4% for long-term U.S. Treasury Bonds(2), +1.2% for intermediate-term corporate bonds(3) and -0.6% for the S&P 500.

      The Fund's preferred portfolio also outperformed the Merrill Lynch Index of DRD Eligible Preferred Stock and the Merrill Lynch Index of Hybrid Preferred Securities. The total returns on these indices were -0.3% and -1.4%, respectively.

      As the numbers indicate, it is important to own the right preferreds. The three key components of our investment decision-making process are credit quality, issue terms, and price. We spend most of our time thinking about all three, and then fine-tuning the portfolio to reflect our best judgment.

2.    WHAT CAUSED THE OVERALL PREFERRED MARKET TO WEAKEN DURING THE QUARTER?

      The market for preferred securities has been experiencing some growing pains recently. In contrast to the past few years when the size of the preferred market changed very little, during the past few months there has been a steady supply of new issues brought to market. For the market to absorb this supply, yields on preferred securities have risen in relation to other fixed-income investments, and, as a result, the broader market of preferred securities underperformed other segments of the fixed-income market.

3.    WHAT FACTORS ARE DRIVING THE GROWTH IN THE PREFERRED MARKET?

      One obvious reason is that issuers find the current low interest rate environment attractive. In addition, Moody's Investors Service ("Moody's") has made changes which could induce some companies to issue preferred stock. In the esoteric world of credit rating, the treatment of preferred stock has been somewhat inconsistent. Moody's has attempted to clarify their ratings approach, and several issuers have already responded.

      One important aspect of the new approach at Moody's is to treat an issuer's dividend-paying preferred stock (with certain characteristics) less like debt and more like equity than in the past. As a result, some companies may find that substituting debt with preferred can improve the "quality" of their balance sheet and thus lower overall financing costs. Others may issue preferred stock and use the proceeds for a common stock buyback program; substituting preferred stock for common stock, which means the company's income and market value are split among fewer common shares. Preferred stock is also likely to be used more prominently in merger and acquisition financing packages.

      We expect the supply of new issues to continue at a steady, manageable rate over the next few quarters, and possibly much longer. Many companies will now be inclined to issue preferred securities as a bigger part of their overall financing strategy.

----------
(1) The return here differs from those in the Shareholder letter primarily because it excludes the impact of the Fund's hedging instruments.

(2)   Lehman Bros. Long U.S. Treasury Index

(3)   Lehman Bros. Intermediate U.S. Credit Index

4.    HOW DID THE FUND'S HEDGE PERFORM DURING THE QUARTER?

      The hedge produced a drag on overall performance during the quarter; however, the put option strategy helped contain the extent of the loss. The yield on long-term U.S. Treasury bonds declined 40 basis points during the period, from 4.72% to 4.32%. The Fund's "safety-net" hedging strategy is designed to mitigate the impact from a move of this magnitude, and during the period the strategy worked as expected.

      We are asked from time to time why we continue hedging when interest rates are falling. In hindsight, this seems like a reasonable question, but actually the future direction of interest rates is always a mystery. Consequently, the Fund always employs a hedge against substantial increases in long-term interest rates. This is a core component of the Fund's overall investment strategy and we have no intention of changing it.

5.    HOW DOES THE FUND'S MANAGER SELECT THE HOLDINGS IN THE PORTFOLIO?

      Owning the best issues at the best prices sounds a lot like favoring motherhood and apple pie. To us, however, it means much more. We begin with credit quality. Our analysts dissect the balance sheet and income statements of every company we invest in. As investors in the preferred and debt securities of a company, we think more as lenders than as owners; we're more concerned about stability than growth.

      The next step for us is to understand the nuances of each particular security we buy. If we drew a continuum of ways to invest in a company, common stock would be at one end and senior borrowing (e.g. corporate bonds) would be at the other. The area in the middle is occupied by the various types of "hybrid" securities the Fund may invest in. The terms and covenants for these issues can vary quite a bit, and these variances affect the value of the security.

      The final step is valuation. We take apart all of the pieces and use a combination of experience and analytic tools to value each part, and then we add them all up. With this price in hand, we simply try to be a good neighbor -- if someone wants to sell below our price or buy above our price, we'll make every effort to accommodate them!

6. WHAT IS THE OUTLOOK FOR THE FUND'S DIVIDEND RATE FOR THE REMAINDER OF THE FISCAL YEAR?

      When the Fund reduced the monthly dividend in April, we anticipated that the new rate would be sustainable throughout the fiscal year. While we can make no guarantees, based on our current projections, the Fund is expected to produce sufficient income to continue the dividend at the present rate for the remainder of the fiscal year ending November 30th.

7.    WHAT IS THE BREAKDOWN BETWEEN DIVIDENDS AND INTEREST THIS YEAR?

      Recall that dividends may be taxed at lower rates than other types of income for individual and corporate investors (approximately 15% and 10.5%, respectively). Producing preferentially-taxed dividend income is not an objective of the Fund, but such dividends comprised a meaningful portion of the distributions in 2004 (26% for individual investors and 19% for corporate).

      Since some investors may benefit from lower tax rates on dividend income, we realize this is a very important question; unfortunately, the composition of distributions made by the Fund cannot be determined until the end of the fiscal year on November 30th. Once the books are closed, we add up dividends and interest earned, short and long-term realized gains (or losses), and subtract the expenses incurred by the Fund. Only then are we able to compute the exact breakdown between qualified dividend income (eligible for lower tax treatment) and other income.

      A review of the portfolio holdings in this report shows that as of May 31st, 28% of the portfolio's value was in issues that pay qualified dividends. THIS IS NOT THE PERCENTAGE OF INCOME THAT IS QUALIFIED DIVIDENDS. The amount of dividend-paying securities held in the portfolio correlates well with the composition of the portfolio's income, but there are a number of additional things (such as realized gains and losses) that factor into the breakdown. Of course, the composition of the portfolio's holdings is sure to change over the balance of the year.

8.    WHAT IS THE OUTLOOK FOR THE FUND'S DIVIDEND RATE OVER THE LONGER TERM?

      The further we look into the future, the hazier our crystal ball becomes. Forecasting the dividend beyond periods of six to twelve months is tricky because the projections must be based on assumptions that become increasingly less reliable.

      An alternative approach is to remember the primary factors that influence the dividend:

      o     The income earned on the Fund's investment portfolio;

      o     The rate the Fund must pay on its leverage; and,

      o     The cost of the Fund's hedging strategy.

      The income earned on the Fund's investment portfolio will be determined primarily by two things -- the level of long-term interest rates (typically measured by the yield on 30 year U.S. Treasury bonds), and the relationship of yields on preferred securities to the yield on 30 year U.S. Treasury bonds. Recently, the yield on the 30 year U.S. Treasury bond has been hovering around historically low levels, AND yields on preferred securities also appear low by historical standards. If these conditions persist for long, we'll start to feel the pinch on our investment income, as issuers accelerate the redemption of our higher-yielding securities.

      The rate the Fund pays on its shares of AMPS (the securities used to leverage the Fund) is closely correlated to short-term rates. The much publicized increases in short-term interest rates orchestrated by the Federal Reserve have materially increased the Fund's cost of leverage. In the months leading up to the Fed's policy change last year, the Fund was paying roughly 1% on its leverage. Recently, the rate has been closer to 3%!

      The cost of the Fund's hedging strategy is the third major item influencing the dividend rate. We like to use the analogy of an insurance policy -- the fund pays premiums to buy "insurance", and we collect if long-term interest rates rise significantly. The cost of the insurance is determined by many things, but a key item is the differential between short- and long-term interest rates. As a general rule, when this differential is large, the cost of hedging is high. Since short-term rates have been rising and long-term rates have been falling, the cost of the Fund's hedges has been falling.

      Put it all together and we have a three-legged dividend stool, and each leg can move up or down for different reasons. Trying to forecast changes in one leg is difficult enough, let alone all three. Having said that, we can make some general observations about how the legs of the stool relate to one another. We have already noted that falling long-term interest rates and rising short-term interest rates tend to lower income. At the same time, a flatter yield curve (i.e. a smaller difference between long and short rates) lowers the cost of hedging, potentially improving returns going forward. Although far from perfect, over the long run there is some degree of balance among the three legs of the stool.

      As mentioned in the letter, the dividend rate on the Fund does change from time to time. The Fund's hedging strategy is intended to make the increases larger and more frequent, but cuts will be made occasionally. Market conditions have a big impact on the dividend rate, but over time we believe the Fund's strategy (and our ability to execute it) should deliver more income for our investors.

9.    HOW DOES THE FUND SET THE DIVIDEND?

      The Fund's Board of Directors must declare each and every dividend distribution. The distribution amounts are based upon projections provided to the Board by management, and are based on considerations like those discussed above.

      Early in the life of the Fund, the Board adopted the procedure of a "Standing Dividend Resolution", declaring a continuing monthly dividend at a specified rate. Unless the Board acts to change the Standing Dividend Resolution, the Fund will continue to pay the dividend at the prevailing rate. If and when conditions warrant, management will request a meeting of the Board and recommend a different rate, and a new Standing Dividend Resolution may be adopted.

10. WHY HAVE LONG AND SHORT RATES MOVED IN OPPOSITE DIRECTIONS AND WILL THIS PATTERN PERSIST GOING FORWARD?

      Normally during periods of Federal Reserve tightening, the yield curve "flattens" as short rates rise more than long rates. However, in this period of Fed tightening the yield curve has flattened dramatically because long rates have fallen even as short rates have increased -- an unprecedented development.

      There are a number of reasons why long rates have fallen during this period. Analysts have cited foreign trade policy, shifts in global savings patterns, subdued inflation, and increased demand for long-duration assets. More recently, concerns over slowing economic growth outside the U.S. have pushed global yields lower, particularly in Europe. Finally, technical factors probably contributed to lower yields as well: many investors correctly anticipated Fed tightening, but not the decline in long rates, causing some to cover shorts in long-term bonds at higher prices and lower yields.

      The second part of the question, will this pattern persist going forward, is more difficult to answer, but we believe the answer is no. Put simply, if the Fed keeps tightening and bonds keep rallying, soon investors would earn higher yields on less volatile short-term instruments than on more volatile long-term bonds. Foreign investors in particular then might shift investments to short-term instruments as their yields rise above those of current longer-duration holdings. In addition, business investment remains sturdy while corporate profit growth has slowed, suggesting that corporate demand for borrowing and hence bond issuance may increase in coming quarters.

      There are many, many pieces to the yield-curve puzzle, but putting it all together, we expect that short-term and long-term rates will move more closely together - and in the same direction! - going forward, which should benefit either our cost of leverage if rates fall or our hedges if rates increase.

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Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OVERVIEW
MAY 31, 2005 (UNAUDITED)
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FUND STATISTICS ON 05/31/05
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Net Asset Value                                                  $        23.88

Market Price                                                     $        22.72

Discount                                                                   4.86%

Yield on Market Price                                                      8.19%

Common Shares Outstanding                                            42,573,295

INDUSTRY CATEGORIES                                               % OF PORTFOLIO
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Banks                                                                        36%
Utilities                                                                    26%
Insurance                                                                    15%
Financial Services                                                           13%
REITs                                                                         5%
Other                                                                         3%
Oil and Gas                                                                   2%

MOODY'S RATINGS                                                   % OF PORTFOLIO
--------------------------------------------------------------------------------
AAA                                                                         1.1%

AA                                                                          4.9%

A                                                                          35.0%

BBB                                                                        44.9%

BB                                                                          7.2%

Not Rated                                                                   4.6%
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Below Investment Grade*                                                     6.4%

*     BELOW INVESTMENT GRADE BY BOTH MOODY'S AND S&P.

                                                                          % OF
TOP 10 HOLDINGS BY ISSUER                                              PORTFOLIO
--------------------------------------------------------------------------------

Lehman Brothers                                                           4.5%

Wachovia Corp                                                             4.2%

J.P. Morgan Chase                                                         3.8%

Bank of America                                                           3.3%

Zurich RegCaPS                                                            3.0%

Duke Energy                                                               3.0%

Ace Ltd.                                                                  2.9%

North Fork Bancorporation                                                 2.9%

HSBC                                                                      2.7%

Countrywide Financial                                                     2.6%

                                                                                          % OF PORTFOLIO**
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Holdings Generating Qualified Dividend Income (QDI) for Individuals                              28%
Holdings Generating Income Eligible for the Corporate Dividend Received Deduction (DRD)          20%
----------------------------------------------------------------------------------------------------------

** THIS DOES NOT REFLECT YEAR-END RESULTS OR ACTUAL TAX CATEGORIZATION OF FUND DISTRIBUTIONS. THESE PERCENTAGES CAN, AND DO, CHANGE, PERHAPS SIGNIFICANTLY, DEPENDING ON MARKET CONDITIONS. INVESTORS SHOULD CONSULT THEIR TAX ADVISOR REGARDING THEIR PERSONAL SITUATION.

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Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS
MAY 31, 2005 (UNAUDITED)
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SHARES/$ PAR                                                                                            VALUE
------------                                                                                          ---------
PREFERRED SECURITIES -- 80.1%
                 BANKING -- 36.0%
------------------------------------------------------------------------------------------------------------------------
       108,197   Abbey National Group, 7.375% Pfd., Series C ....................................  $      2,842,876**(1)
        15,000   ABN AMRO Capital Fund Trust VII, 6.08% Pfd. ....................................           376,950**(1)
                 ABN AMRO North America, Inc.:
         2,015     6.46% Pfd., 144A**** .........................................................         2,124,032*
        12,301     6.59% Pfd., 144A**** .........................................................        12,911,130*
$   18,000,000   Astoria Capital Trust I, 9.75% 11/01/29 Capital Security, Series B .............        22,431,420
        40,000   BAC Capital Trust I, 7.00% Pfd. 12/15/31 .......................................         1,047,800
        19,500   BAC Capital Trust III, 7.00% Pfd. ..............................................           513,435
       753,400   BAC Capital Trust IV, 5.875% Pfd. ..............................................        18,782,262
           600   BAC Capital Trust V, 7.00% Pfd. ................................................            15,669
$    1,240,000   BankBoston Capital Trust I, 8.25% 12/15/26 Capital Security ....................         1,357,564
$   16,155,000   BankBoston Capital Trust II, 7.75% 12/15/26 Capital Security, Series B .........        17,501,358
         1,800   Bank of New York Capital IV, 6.875% Pfd., Series E .............................            45,540
       468,100   Bank of New York Capital V, 5.95% Pfd. .........................................        11,688,457
        51,000   Bank One Capital Trust VI, 7.20% Pfd. ..........................................         1,327,530
$      500,000   BT Capital Trust B, 7.90% 01/15/27 Capital Security ............................           540,035(1)
$    1,000,000   BT Preferred Capital Trust II, 7.875% 02/25/27 Capital Security ................         1,085,605(1)
$    6,500,000   Chase Capital I, 7.67% 12/01/26 Capital Security ...............................         6,969,040
       175,450   Chase Capital XI, 5.875% Pfd. 06/15/33 .........................................         4,280,980
        18,800   Citigroup, Inc., 6.231% Pfd., Series H .........................................           989,726*
       105,000   Cobank, ACB, 7.00% Pfd., 144A**** ..............................................         6,042,750*
        27,900   Comerica (Imperial) Capital Trust I, 7.60% Pfd. ................................           729,306
$      800,000   CoreStates Capital Trust I, 8.00% 12/15/26 Capital Security, 144A**** ..........           869,940
$   11,000,000   Cullen/Frost Capital Trust I, 8.42% 02/01/27 Capital Security, Series A ........        12,092,520
$    2,500,000   Dime Capital Trust I, 9.33% 05/06/27 Capital Security, Series A ................         2,819,775
$    5,600,000   First Chicago NBD Capital A, 7.95% 12/01/26 Capital Security, 144A**** .........         6,046,152
$      875,000   First Chicago NBD Capital B, 7.75% 12/01/26 Capital Security, 144A**** .........           940,761
$    3,000,000   First Midwest Capital Trust I, 6.95% 12/01/33 Capital Security .................         3,402,585
       400,000   First Republic Bank, 6.25% Pfd. ................................................        10,456,000*
         2,400   First Tennessee Bank, Adj. Rate Pfd., 144A**** .................................         2,376,000*
$    3,500,000   First Tennessee Capital Trust II, 6.30% 04/15/34 Capital Security, Series B ....         3,560,672
$    3,000,000   Fleet Capital Trust II, 7.92% 12/11/26 Capital Security ........................         3,256,995
        62,600   Fleet Capital Trust VII, 7.20% Pfd. ............................................         1,640,120
        86,500   Fleet Capital Trust VIII, 7.20% Pfd. ...........................................         2,287,492
           600   Fleet Capital Trust IX, 6.00% Pfd. .............................................            15,072
             3   FT Real Estate Securities Company, 9.50% Pfd., 144A**** ........................         4,362,076
$   37,550,000   GreenPoint Capital Trust I, 9.10% 06/01/27 Capital Security ....................        42,279,986

    The accompanying notes are an integral part of the financial statements.

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      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2005 (UNAUDITED)
      --------------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                          ---------
PREFERRED SECURITIES -- (CONTINUED)
                 BANKING -- (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
$   23,725,000   HBOS Capital Funding LP, 6.85% Pfd. ............................................  $     24,262,371(1)
         6,300   Household Capital Trust VI, 8.25% Pfd. .........................................           162,981
       280,062   HSBC USA, Inc., Adj. Rate Pfd., Series F .......................................         6,910,530*
$   14,357,000   J.P. Morgan Capital Trust I, 7.54% 01/15/27 Capital Security ...................        15,405,133
$   11,271,000   J.P. Morgan Capital Trust II, 7.95% 02/01/27 Capital Security ..................        12,196,236
       282,800   J.P. Morgan Chase Capital XIV, 6.20% Pfd., 10/15/34 ............................         7,084,140
       215,000   J.P. Morgan Chase Capital XVI, 6.35% Pfd., 06/01/35 ............................         5,413,700
        23,800   Keycorp Capital V, 5.875% Pfd., Series A .......................................           580,720
$   14,295,000   Keycorp Institutional Capital A, 7.826% 12/01/26 Capital Security, Series A ....        15,430,309
$    4,000,000   Lloyds TSB Bank PLC, Tier I, 6.90% 10/22/49 ....................................         4,148,200(1)
$   25,280,000   Marshall & Ilsley Capital Trust A, 7.65% 12/01/26 Capital Security .............        27,284,325
            20   Marshall & Ilsley Investment II, 8.875% Pfd., 144A**** .........................         2,145,704
$    4,000,000   NB Capital Trust IV, 8.25% Capital Security ....................................         4,416,160
$    3,000,000   North Fork Capital Trust I, 8.70% 12/15/26 Capital Security ....................         3,304,485
       265,000   PFGI Capital Corporation, 7.75% Pfd. ...........................................         7,254,375
$   13,750,000   RBS Capital Trust B, 6.80% Pfd. ................................................        14,012,556**(1)
$   15,600,000   Republic New York Capital I, 7.75% 11/15/26 Capital Security ...................        16,824,834(1)
$   17,127,000   Republic New York Capital II, 7.53% 12/04/26 Capital Security ..................        18,437,901(1)
                 Roslyn Real Estate:
            40     8.95% Pfd., Pvt., Series C, 144A**** .........................................         4,464,165
           135     Adj. Rate Pfd., Series D, 144A**** ...........................................        13,736,250
                 Royal Bank of Scotland Group PLC:
       597,500     5.75% Pfd., Series L .........................................................        14,549,125**(1)
       129,500     6.35% Pfd., Series N .........................................................         3,272,465**(1)
       110,000     6.40% Pfd., Series M .........................................................         2,845,700**(1)
$   14,167,000   Union Planters Capital Trust, 8.20% 12/15/26 Capital Security ..................        15,434,238
            60   Union Planters Preferred Funding, 7.75% Pfd., Series 144A**** ..................         7,164,494
        23,500   VNB Capital Trust I, 7.75% Pfd. ................................................           611,117
$      300,000   Wachovia Capital Trust V, 7.965% 06/01/27 Capital Security, 144A**** ...........           330,631
     2,217,200   Wachovia Preferred Funding, 7.25% Pfd., Series A ...............................        64,154,682
$   20,750,000   Washington Mutual, Inc., 8.36% 12/01/26 Capital Security, 144A**** .............        22,511,779
$    8,000,000   Webster Capital Trust II, 10.00% 04/01/27 Capital Security .....................         9,071,600
       306,050   Wells Fargo Capital Trust VII, 5.85% Pfd. ......................................         7,666,553
-------------------------------------------------------------------------------------------------------------------
                                                                                                        561,097,070
                                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                          ---------
PREFERRED SECURITIES -- (CONTINUED)
                 FINANCIAL SERVICES -- 10.5%
---------------------------------------------------------------------------------------------------------------------
        30,000   Corporate-Backed Trust Certificates, 7.75% Pfd., Series CIT ....................  $        822,150
$   15,459,000   Countrywide Capital I, 8.00% 12/15/26 Capital Security .........................        16,278,018
       960,100   Countrywide Capital IV, 6.75% Pfd. .............................................        24,972,201
        96,300   Fannie Mae, 5.125% Pfd. ........................................................         4,336,389*
                 Freddie Mac:
        20,000     5.00% Pfd., Series F .........................................................           878,700*
        19,900     5.30% Pfd. ...................................................................           926,743*
       435,452   General Electric Capital Corporation, 5.875% Pfd. ..............................        11,071,367
                 Lehman Brothers Holdings, Inc.:
       277,000     5.67% Pfd., Series D .........................................................        13,784,905*
        85,000     5.94% Pfd., Series C .........................................................         4,373,675*
     1,349,750     6.50% Pfd., Series F .........................................................        35,356,701*
        35,000   Lehman Capital Trust III, 6.375% Pfd. Series K .................................           887,250
         5,000   Lehman Capital Trust V, 6.00% Pfd., Series M ...................................           122,950
        31,400   Lehman Capital Trust VI, 6.24% Pfd., Series N ..................................           782,174
       138,975   Merrill Lynch Capital Trust V, 7.28% Pfd. ......................................         3,746,071
        10,000   Merrill Lynch Preferred Capital Trust IV, 7.12% Pfd. ...........................           267,400
        64,300   Morgan Stanley Capital Trust II, 7.25% Pfd. ....................................         1,655,725
     1,101,398   Morgan Stanley Capital Trust III, 6.25% Pfd. ...................................        27,424,810
       202,000   Morgan Stanley Capital Trust IV, 6.25% Pfd. ....................................         5,060,100
         9,000   Morgan Stanley Capital Trust V, 5.75% Pfd. .....................................           214,110
        40,000   National Rural Utility CFC, 5.95% Pfd. 02/15/45 ................................           971,200
       160,000   SLM Corporation, 6.97% Pfd., Series A ..........................................         9,182,400*
-------------------------------------------------------------------------------------------------------------------
                                                                                                        163,115,039
                                                                                                   ----------------
                 INSURANCE -- 14.0%
---------------------------------------------------------------------------------------------------------------------
     1,719,980   ACE Ltd., 7.80% Pfd., Series C .................................................        45,674,069**(1)
       370,900   Aegon NV, 6.375% Pfd. ..........................................................         9,283,627**(1)
$   16,551,000   AON Capital Trust A, 8.205% 01/01/27 Capital Security ..........................        19,391,979
        48,100   Corporate-Backed Trust Certificates, 8.00% Pfd., Series AON ....................         1,245,309
       106,000   Corts-AON Capital, 8.205% Pfd. .................................................         2,880,550
        37,000   Corts-UnumProvident Corporation, 8.50% Pfd. ....................................           937,395
       154,300   Everest Re Capital Trust II, 6.20% Pfd., Series B ..............................         3,683,912(1)
                 ING Groep NV:
        36,000     7.05% Pfd. ...................................................................           941,580**(1)
       489,000     7.20% Pfd. ...................................................................        12,887,595**(1)
$   10,000,000   Mangrove Bay Passthru Trust, 6.102% 07/15/33 Capital Security, 144A**** ........        10,231,150(1)

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2005 (UNAUDITED)
      --------------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                          ---------
PREFERRED SECURITIES -- (CONTINUED)
                 INSURANCE -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
$    2,200,000   MMI Capital Trust I, 7.625% 12/15/27 Capital Security, Series B ................  $      2,558,941
        50,000   PartnerRe Capital Trust I, 7.90% 12/31/31 Pfd. .................................         1,320,000**(1)
       220,989   PartnerRe Ltd., 6.75% Pfd., Series C ...........................................         5,561,188**(1)
$    8,000,000   Provident Financing Trust I, 7.405% 03/15/38 Capital Security ..................         7,637,560
                 Renaissancere Holding:
        20,000     6.08% Pfd., Series C .........................................................           475,700**(1)
       332,235     7.30% Pfd., Series B .........................................................         8,767,682**(1)
        94,900   Saturns-AON 2003-3, 8.00% Pfd., Series AON .....................................         2,493,972
        56,000   Saturns-SAFC 2001-7, 8.25% Pfd., Series SAFC ...................................         1,500,240
        22,390   St. Paul Capital Trust I, 7.60% Pfd. ...........................................           584,155
$    8,075,000   USF&G Capital, 8.312% 07/01/46 Capital Security, 144A**** ......................        10,432,052
$   17,000,000   USF&G Capital I, 8.50% 12/15/45 Capital Security, 144A**** .....................        22,413,990
        15,000   XL Capital Ltd., 7.625% Pfd., Series B .........................................           399,900**(1)
                 Zurich RegCaPS Funding Trust:
         9,400     6.01% Pfd., 144A**** .........................................................         9,488,971*
        35,900     6.58% Pfd., 144A**** .........................................................        37,882,937*
-------------------------------------------------------------------------------------------------------------------
                                                                                                        218,674,454
                                                                                                   ----------------
                 UTILITIES -- 13.1%
---------------------------------------------------------------------------------------------------------------------
$    3,750,000   AGL Capital Trust, 8.17% 06/01/37 Capital Security .............................         4,129,312
       175,000   Alabama Power Company, 5.30% Pfd. ..............................................         4,529,875*
        10,000   Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993 ......................         1,044,200*
        50,000   Baltimore Gas & Electricity, 7.125% Pfd., Series 1993 ..........................         5,237,000*
        35,000   Central Maine Power, 5.25% Pfd., Pvt. ..........................................         3,673,250*
$    8,700,000   COMED Financing II, 8.50% 01/15/27 Capital Security, Series B ..................         9,637,642
$   10,395,000   COMED Financing III, 6.35% 03/15/33 Capital Security ...........................        11,246,506
        23,883   Delmarva Power & Light, 5.00% Pfd. .............................................         2,520,373*
        50,000   Dominion CNG Cap Trust I, 7.80% Pfd. ...........................................         1,308,250
$    8,082,000   Dominion Resources Capital Trust I, 7.83% 12/01/27 Capital Security ............         8,919,659
                 Duke Energy Corporation:
        49,343     4.50% Pfd., Series C, Pvt. ...................................................         4,721,878*
        59,662     7.04% Pfd., Series Y .........................................................         6,156,522*
        51,331     7.85% Pfd., Series S .........................................................         5,319,688*
        96,450   Duquesne Light Company, 6.50% Pfd. .............................................         5,198,655*
        67,700   Energy East Capital Trust I, 8.25% Pfd. ........................................         1,771,709

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                          ---------
PREFERRED SECURITIES -- (CONTINUED)
                 UTILITIES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                 Entergy Arkansas, Inc.:
        10,240     4.56% Pfd., Series 1965 ......................................................  $        919,296*
         5,692     7.40% Pfd. ...................................................................           592,110*
        11,675   Entergy Louisiana, Inc., 8.00% Pfd., Series 92 .................................           294,443*
                 Florida Power Company:
        49,750     4.40% Pfd. ...................................................................         4,687,943*
        37,088     4.58% Pfd. ...................................................................         3,657,619*
        21,585     4.60% Pfd. ...................................................................         2,126,446*
        60,000   FPC Capital I, 7.10% Pfd., Series A ............................................         1,510,800
        12,442   Great Plains Energy, Inc., 4.20% Pfd. ..........................................         1,010,539*
         5,000   Gulf Power Capital Trust III, 7.375% Pfd. ......................................           130,200
$   17,262,000   Houston Light & Power, Capital Trust II, 8.257% 02/01/37 Capital Security ......        18,900,164
       119,805   Indianapolis Power & Light Company, 5.65% Pfd. .................................        11,633,665*
                 Interstate Power & Light Company:
       110,000     7.10% Pfd., Series C .........................................................         3,094,300*
        11,000     8.375% Pfd., Series B ........................................................           370,865*
        15,017   Kentucky Energy Corp., 4.75% Pfd. ..............................................         1,452,369*
        32,300   Laclede Capital Trust I, 7.70% Pfd. ............................................           861,441
         5,000   Northern Indiana Public Service Company, Adj. Rate Pfd., Series A ..............           254,375*
                 Pacific Enterprises:
         4,550     $4.40 Pfd. ...................................................................           413,277*
         4,510     $4.50 Pfd. ...................................................................           418,979*
        23,085     $4.75 Pfd., Series 53 ........................................................         2,263,600*
         3,500   PacifiCorp, $7.48 Sinking Fund Pfd. ............................................           372,663*
$    2,337,000   PECO Energy Capital Trust III, 7.38% 04/06/28 Capital Security, Series D .......         2,829,651
$   27,000,000   PECO Energy Capital Trust IV, 5.75% 06/15/33 Capital Security ..................        27,130,815
        13,061   Portland General Electric, 7.75% Sinking Fund Pfd. .............................         1,339,144*
       215,750   PSEG Funding Trust II, 8.75% Pfd. ..............................................         5,901,841
$    8,200,000   Puget Capital Trust, 8.231% 06/01/27 Capital Security, Series B ................         9,029,758
        50,000   Puget Sound Energy Capital Trust, 8.40% 06/30/41 ...............................         1,311,500
       200,000   San Diego Gas & Electric Company, $1.70 Pfd. ...................................         5,214,000*
       264,700   Southern Union Company, 7.55% Pfd. .............................................         7,358,660*
        34,252   TXU US Holdings Company, $4.00 Pfd., Series TES ................................         2,494,231*
$    2,500,000   Union Electric Company, 7.69% 12/15/36 Capital Security, Series A ..............         2,713,125
                 Virginia Electric & Power Company:
        14,985     $4.12 Pfd. ...................................................................         1,361,387*
        21,684     $4.80 Pfd. ...................................................................         2,295,143*
        78,700   Virginia Power Capital Trust, 7.375% Pfd. 07/30/42 .............................         2,074,139
        15,000   Wisconsin Power & Light Company, 6.20% Pfd. ....................................         1,539,225*

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2005 (UNAUDITED)
      --------------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                          ---------
PREFERRED SECURITIES -- (CONTINUED)
                 UTILITIES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                 Xcel Energy, Inc.:
         7,110     $4.10 Pfd., Series C .........................................................  $        598,271*
        10,210     $4.11 Pfd., Series D .........................................................           861,214*
-------------------------------------------------------------------------------------------------------------------
                                                                                                        204,431,717
                                                                                                   ----------------
                 OIL AND GAS -- 1.9%
---------------------------------------------------------------------------------------------------------------------
        13,200   EOG Resources, Inc., 7.195% Pfd., Series B .....................................        14,313,750*
$   13,315,000   Phillips 66 Capital Trust II, 8.00% 01/15/37 Capital Security ..................        14,546,038
-------------------------------------------------------------------------------------------------------------------
                                                                                                         28,859,788
                                                                                                   ----------------
                 REAL ESTATE INVESTMENT TRUST (REIT) -- 4.0%
---------------------------------------------------------------------------------------------------------------------
                 BRE Properties, Inc.:
        80,000     6.75% Pfd., REIT, Series C ...................................................         2,029,200
        70,000     6.75% Pfd., REIT, Series D ...................................................         1,769,250
       228,250   Duke Realty Corporation, 6.60% Pfd., REIT, Series L ............................         5,686,849
        19,100   Equity Office Property Trust, 7.75% Pfd., REIT, Series G .......................           509,779
        51,000   Equity Residential Properties, 8.29% Pfd., REIT, Series K ......................         3,234,930
                 PS Business Parks, Inc.:
       167,640     6.875% Pfd., REIT, Series I ..................................................         4,081,196
        32,464     7.00% Pfd., REIT, Series H ...................................................           799,426
       502,000     7.20% Pfd., REIT, Series M ...................................................        12,497,290
       203,400     7.60% Pfd., REIT, Series L ...................................................         5,195,853
        60,000     7.95% Pfd., REIT, Series K ...................................................         1,557,300
                 Public Storage, Inc.:
        19,900     6.18% Pfd., REIT, Series D ...................................................           472,724
        62,700     6.75% Pfd., REIT, Series E ...................................................         1,578,473
        14,700     7.625% Pfd., REIT, Series U ..................................................           382,347
        18,000     8.00% Pfd., REIT, Series R ...................................................           471,240
       440,000   Realty Income Corporation, 7.375% Pfd., REIT, Series D .........................        11,435,600
       263,000   Regency Centers Corporation, 7.25% Pfd., REIT ..................................         6,705,185
       162,000   Weingarten Realty Investment, 6.95% Pfd., REIT .................................         4,286,520
-------------------------------------------------------------------------------------------------------------------
                                                                                                         62,693,162
                                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                          ---------
PREFERRED SECURITIES -- (CONTINUED)
                 MISCELLANEOUS INDUSTRIES -- 0.6%
---------------------------------------------------------------------------------------------------------------------
       100,000   Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A**** ............................  $      9,377,500*
-------------------------------------------------------------------------------------------------------------------
                                                                                                          9,377,500
                                                                                                   ----------------
                   TOTAL PREFERRED SECURITIES
                   (Cost $1,192,403,633) ........................................................     1,248,248,730
                                                                                                   ----------------
CORPORATE DEBT SECURITIES -- 16.9%
                 BANKING -- 0.2%
---------------------------------------------------------------------------------------------------------------------
$    2,500,000   Citigroup, Inc., 5.85% 12/11/34 ................................................         2,731,775
-------------------------------------------------------------------------------------------------------------------
                                                                                                          2,731,775
                                                                                                   ----------------
                 FINANCIAL SERVICES -- 2.5%
---------------------------------------------------------------------------------------------------------------------
        41,100   Corp-Backed Trust Certificates, 5.80% Series Goldman Sachs .....................         1,018,458
$   25,000,000   General Motors Acceptance Corporation, 8.00% 11/01/31, Senior Bonds ............        21,222,125
                 Lehman Brothers:
$    4,993,500     Guaranteed Note, Variable Rate, 12/16/16, 144A**** ...........................         5,087,128
$    9,129,000     Guaranteed Note, Variable Rate, 10/15/15, 144A**** ...........................         9,870,732
$    2,200,000   Morgan Stanley Finance, 8.03% 02/28/17, Capital Units ..........................         2,428,844
-------------------------------------------------------------------------------------------------------------------
                                                                                                         39,627,287
                                                                                                   ----------------
                 INSURANCE -- 1.0%
---------------------------------------------------------------------------------------------------------------------
       239,000   Delphi Financial, 8.00% 05/15/33, Senior Notes .................................         6,317,965
$    1,000,000   Liberty Mutual Group, 6.50% 03/15/35, 144A**** .................................           990,125
$    6,400,000   OneAmerica Financial Partners, 7.00% 10/15/33 144A**** .........................         7,387,776
$    1,000,000   UnumProvident Corporation, 7.25% 03/15/28, Senior Notes ........................           984,540
-------------------------------------------------------------------------------------------------------------------
                                                                                                         15,680,406
                                                                                                   ----------------
                 OIL AND GAS -- 0.4%
---------------------------------------------------------------------------------------------------------------------
       238,261   Nexen, Inc., 7.35% Subordinated Notes ..........................................         6,336,551(1)
-------------------------------------------------------------------------------------------------------------------
                                                                                                          6,336,551
                                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2005 (UNAUDITED)
      --------------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                          ---------
CORPORATE DEBT SECURITIES -- (CONTINUED)
                 UTILITIES -- 11.3%
---------------------------------------------------------------------------------------------------------------------
$   31,000,000   AEP Texas Central Company, 6.65% 02/15/33, Senior Notes, Series E ..............  $     35,671,080
$   19,000,000   Constellation Energy Group, 7.60% 04/01/32, Senior Notes .......................        23,836,260
$    1,000,000   DTE Energy Company, 6.375% 04/15/33, Senior Notes ..............................         1,086,950
                 Duke Capital Corporation:
$   11,179,000     6.75% 02/15/32, Senior Notes .................................................        12,504,270
$   10,000,000     8.00% 10/01/19 Senior Notes ..................................................        12,375,150
$    5,000,000   Entergy Gulf States, Inc., 6.20% 07/01/33, 1st Mortgage ........................         5,229,000
        16,500   Entergy Mississippi, Inc., 7.25% Pfd., 1st Mortgage ............................           432,713
                 Georgia Power Company:
       567,015     5.90% 04/15/33, Senior Notes .................................................        14,328,469
        24,900     6.00% 08/15/44, Senior Notes, FGIC Insured ...................................           640,055
$    3,000,000   Indianapolis Power & Light Company, 6.60% 01/01/34, 1st Mortgage, 144A**** .....         3,499,125
        40,000   Northern States Power Company, 8.00% ...........................................         1,078,800
$   10,000,000   Oncor Electric Delivery Company, 7.25% 01/15/33, Secured .......................        12,263,750
$    6,000,000   Potomac Electric Power Company, 5.40% 06/01/35, 1st Mortgage ...................         6,031,200
$   18,268,000   PSEG Power LLC, 8.625% 04/15/31 ................................................        25,213,859
$    6,300,000   TXU Corporation, 6.50% 11/15/24, 144A**** ......................................         6,097,455
$    7,250,000   TXU Energy Company, 7.00% 03/15/13 .............................................         7,992,690
$    6,000,000   Wisconsin Electric Power Company, 6.875% 12/01/95 ..............................         7,389,450
-------------------------------------------------------------------------------------------------------------------
                                                                                                        175,670,276
                                                                                                   ----------------
                 REAL ESTATE INVESTMENT TRUST (REIT) -- 0.5%
---------------------------------------------------------------------------------------------------------------------
$    2,780,000     EOP Operating LP, 7.875% 07/15/31, REIT ......................................         3,449,063
$    3,500,000     Realty Income Corporation, 5.875% 03/15/35, REIT .............................         3,499,877
-------------------------------------------------------------------------------------------------------------------
                                                                                                          6,948,940
                                                                                                   ----------------
                 MISCELLANEOUS -- 1.0%
---------------------------------------------------------------------------------------------------------------------
$      390,000   BellSouth Telecommunication, 7.00% 12/01/95 ....................................           453,572
$    5,000,000   Ford Motor Company, 7.45% 07/16/31 .............................................         4,224,625
        47,000   Maytag Corporation, 7.875% 08/01/31 ............................................         1,067,605
$    8,000,000   Pulte Homes, Inc., 6.375% 05/15/33, Senior Notes ...............................         7,999,640
$    1,945,000   Verizon Maryland, 7.15% 05/01/23 ...............................................         2,195,253
-------------------------------------------------------------------------------------------------------------------
                                                                                                         15,940,695
                                                                                                   ----------------
                   TOTAL CORPORATE DEBT SECURITIES
                   (Cost $243,582,269) ..........................................................       262,935,930
                                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                          ---------
COMMON STOCKS AND CONVERTIBLE SECURITIES -- 2.2%
                 INSURANCE -- 0.2%
---------------------------------------------------------------------------------------------------------------------
        45,000   UnumProvident Corporation, 8.25% Mandatory Convertible, 05/16/06 ...............  $      1,623,375
        54,000   XL Capital Ltd., 6.50% Mandatory Convertible, 05/15/07 .........................         1,293,030(1)
-------------------------------------------------------------------------------------------------------------------
                                                                                                          2,916,405
                                                                                                   ----------------
                 UTILITIES -- 2.0%
---------------------------------------------------------------------------------------------------------------------
        91,563   Ameren Corporation .............................................................         5,015,363*
        75,000   American Electric Power, 9.25% Mandatory Convertible, 08/16/05 .................         3,292,125
       200,000   Duke Energy Corporation ........................................................         5,515,000*
       314,254   FPL Group, Inc. ................................................................        12,829,420*(2)
       131,809   KeySpan Corporation ............................................................         5,229,522*
-------------------------------------------------------------------------------------------------------------------
                                                                                                         31,881,430
                                                                                                   ----------------
                   TOTAL COMMON STOCKS AND CONVERTIBLE SECURITIES
                   (Cost $28,485,711) ...........................................................        34,797,835
                                                                                                   ----------------
OPTION CONTRACTS -- 0.4%
         1,500   September Call Options on September U.S. Treasury Bond Futures,
                   Expiring 08/26/05 ............................................................         3,867,187+
        10,000   September Put Options on September U.S. Treasury Bond Futures,
                   Expiring 08/26/05 ............................................................         2,937,500+
-------------------------------------------------------------------------------------------------------------------
                   TOTAL OPTION CONTRACTS
                   (Cost $9,127,048) ............................................................         6,804,687
                                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2005 (UNAUDITED)
      --------------------------------------------------------------------------

SHARES/$ PAR                                                                                            VALUE
------------                                                                                          ---------
MONEY MARKET FUND -- 0.4%
     6,090,413   BlackRock Provident Institutional, TempFund ....................................  $      6,090,413
-------------------------------------------------------------------------------------------------------------------
                   TOTAL MONEY MARKET FUND
                   (Cost $6,090,413) ............................................................         6,090,413
                                                                                                   ----------------

 TOTAL INVESTMENTS (Cost $1,479,689,074***) ..........................................   100.0%       1,558,877,595
 OTHER ASSETS AND LIABILITIES (Net) ..................................................     0.0%            (391,406)
                                                                                         -----     ----------------
 TOTAL NET ASSETS AVAILABLE TO COMMON STOCK AND PREFERRED STOCK ......................   100.0%++  $  1,558,486,189
                                                                                         -----     ----------------
 AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE .........................................      (542,000,000)
                                                                                                   ----------------
 TOTAL NET ASSETS AVAILABLE TO COMMON STOCK .....................................................  $  1,016,486,189
                                                                                                   ================

----------
   * Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

  **  Securities distributing Qualified Dividend Income only.

 ***  Aggregate cost of securities held.

**** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

 (1)  Foreign Issuer.

 (2) All or a portion of this security has been pledged as collateral for written option positions.

   +  Non-income producing.

  ++ The percentage shown for each investment category is the total value of that category as a percentage of net assets available to Common and Preferred Stock.

         ABBREVIATIONS:
REIT  -- Real Estate Investment Trust
PFD.  -- Preferred Securities
PVT.  -- Private Placement Securities

OPEN OPTION CONTRACTS WRITTEN

CONTRACTS        CONTRACT DESCRIPTION                                                                   VALUE
--------------   --------------------                                                                 ---------
         1,500   September Call Options on September U.S. Treasury Bond Futures,
                 Expiring 8/26/2005 Strike Price: 112 ...........................................  $     (8,554,688)
-------------------------------------------------------------------------------------------------------------------
                   TOTAL OPEN OPTION CONTRACTS WRITTEN (premiums received: $2,805,375) ..........        (8,554,688)
                                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost $1,479,689,074)
      (See accompanying Portfolio of Investments) .............................                     $   1,558,877,595
   Receivable for Investments sold ............................................                             4,987,124
   Dividends and interest receivable ..........................................                            20,846,632
   Prepaid expenses ...........................................................                               213,930
                                                                                                    -----------------
           Total Assets .......................................................                         1,584,925,281

LIABILITIES:
   Payable for securities purchased ...........................................     $ 16,006,360
   Dividends payable to Common Shareholders ...................................          673,369
   Investment advisory fee payable ............................................          561,248
   Administration, Transfer Agent and Custodian fees and
     expenses payable .........................................................           56,182
   Servicing agent fees payable ...............................................          163,756
   Professional fees payable ..................................................           47,946
   Directors' fees payable ....................................................            5,202
   Accrued expenses and other payables ........................................           69,958
   Accumulated undeclared distributions to Auction Market Preferred
     Stock Shareholders .......................................................          300,383
   Outstanding options written, at value (premiums received $2,805,375) .......        8,554,688
                                                                                    ------------
           Total Liabilities ..................................................                            26,439,092
                                                                                                    -----------------

AUCTION MARKET PREFERRED STOCK (21,680 SHARES OUTSTANDING)
   REDEMPTION VALUE ...........................................................                           542,000,000
                                                                                                    -----------------

NET ASSETS AVAILABLE TO COMMON STOCK ..........................................                     $   1,016,486,189
                                                                                                    =================

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
   Distributions in excess of net investment income ...........................                     $      (3,862,100)
   Accumulated net realized loss on investments sold ..........................                           (63,583,467)
   Unrealized appreciation of investments .....................................                            73,439,208
   Par value of Common Stock ..................................................                               425,733
   Paid-in capital in excess of par value of Common Stock .....................                         1,010,066,815
                                                                                                    -----------------
           Total Net Assets Available to Common Stock .........................                     $   1,016,486,189
                                                                                                    =================

NET ASSET VALUE PER SHARE OF COMMON STOCK:
     Common Stock (42,573,295 shares outstanding) .............................                     $           23.88
                                                                                                    =================

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                         STATEMENT OF OPERATIONS
                               FOR THE SIX MONTHS ENDED MAY 31, 2005 (UNAUDITED)
      --------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends++ ..................................................................                    $   26,034,063
     Interest .....................................................................                        22,471,037
                                                                                                       --------------
          Total Investment Income .................................................                        48,505,100

EXPENSES:
     Investment advisory fee ......................................................   $3,332,306
     Servicing agent fee ..........................................................      975,368
     Administrator's fee ..........................................................      294,021
     Auction Market Preferred broker commissions and auction
        agent fees ................................................................      712,128
     Professional fees ............................................................       75,243
     Insurance expense ............................................................      108,017
     Transfer agent fees and expenses .............................................      129,999
     Directors' fees and expenses .................................................       39,130
     Custodian fees and expenses ..................................................       61,519
     Chief Compliance Officer fees and expenses ...................................       19,694
     Other ........................................................................      282,955
          Total Expenses ..........................................................                         6,030,380
                                                                                                       --------------
NET INVESTMENT INCOME .............................................................                        42,474,720
                                                                                                       --------------
REALIZED AND UNREALIZED (LOSS)/GAIN ON INVESTMENTS:
     Net realized loss on investments sold during the period ......................                       (11,769,553)
     Change in net unrealized appreciation of investments held
        during the period .........................................................                        16,270,556
                                                                                                       --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ...................................                         4,501,003
                                                                                                       --------------
DISTRIBUTIONS TO AUCTION MARKET PREFERRED STOCK
  SHAREHOLDERS:
     From net investment income (including changes in accumulated
        undeclared distributions) .................................................                        (7,225,160)
                                                                                                       --------------
NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING
   FROM OPERATIONS ................................................................                    $   39,750,563
                                                                                                       ==============

++ For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction ("DRD") or as qualified dividend income ("QDI") for individuals.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)
--------------------------------------------------------------------------

                                                                                SIX MONTHS ENDED
                                                                                  MAY 31, 2005          YEAR ENDED
                                                                                   (UNAUDITED)       NOVEMBER 30, 2004
                                                                                ----------------     -----------------
OPERATIONS:
     Net investment income ...............................................      $    42,474,720       $    86,314,881
     Net realized loss on investments sold during the period .............          (11,769,553)          (31,687,416)
     Change in net unrealized appreciation of investments held
        during the period ................................................           16,270,556             8,318,636
     Distributions to AMPS* Shareholders from net investment income,
        including changes in accumulated undeclared distributions ........           (7,225,160)           (7,744,632)
                                                                                ---------------       ---------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................           39,750,563            55,201,469

DISTRIBUTIONS:
     Dividends paid from net investment income to Common
        Stock Shareholders(1) ............................................          (49,431,452)          (88,448,688)
     Distributions paid from net realized capital gains to Common
        Stock Shareholders ...............................................                   --           (35,768,960)
                                                                                ---------------       ---------------
     TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ....................          (49,431,452)         (124,217,648)

FUND SHARE TRANSACTIONS:
     Increase from Common Stock transactions .............................            4,082,974            32,597,981
     Decrease due to Cost of AMPS* Issuance(2) ...........................                   --                50,000
                                                                                ---------------       ---------------
     NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK RESULTING
        FROM FUND SHARE TRANSACTIONS .....................................            4,082,974            32,647,981

NET DECREASE IN NET ASSETS AVAILABLE TO COMMON                                  ---------------       ---------------
    STOCK FOR THE PERIOD .................................................      $    (5,597,915)      $   (36,368,198)
                                                                                ===============       ===============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AVAILABLE TO COMMON STOCK:
     Beginning of period .................................................      $ 1,022,084,104       $ 1,058,452,302
     Net decrease during the period ......................................           (5,597,915)          (36,368,198)
                                                                                ---------------       ---------------
     End of period (including distributions in excess of net investment income of ($3,862,100) and undistributed net investment income
        of $10,319,792, respectively) ....................................      $ 1,016,486,189       $ 1,022,084,104
                                                                                ===============       ===============

----------
*     Auction Market Preferred Stock.

(1)   Includes income earned, but not paid out, in prior fiscal year.

(2) Reduction to cost of AMPS issuance due to adjustment of cost estimate for the fiscal year ended November 30, 2004.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                            FINANCIAL HIGHLIGHTS
                          FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
      --------------------------------------------------------------------------

      Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                        SIX MONTHS               YEAR        FOR THE PERIOD FROM
                                                                          ENDED                 ENDED        JANUARY 31, 2003(1)
                                                                       MAY 31, 2005          NOVEMBER 30,          THROUGH
                                                                       (UNAUDITED)               2004         NOVEMBER 30, 2003
                                                                       ------------          ------------    -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............................      $     24.10           $     25.74        $     23.82(2)
                                                                       -----------           -----------        -----------
INVESTMENT OPERATIONS:
Net investment income ...........................................             1.00                  2.05               1.46
Net realized and unrealized gain/(loss) on investments ..........             0.11                 (0.53)              2.07
DISTRIBUTIONS TO AMPS* SHAREHOLDERS:
From net investment income ......................................            (0.17)                (0.19)             (0.06)
From net realized capital gains .................................               --                    --              (0.03)
                                                                       -----------           -----------        -----------
Total from investment operations ................................             0.94                  1.33               3.44
                                                                       -----------           -----------        -----------
COST OF ISSUANCE OF AMPS* .......................................               --                    --              (0.14)
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income ......................................            (1.16)                (2.10)             (1.38)
From net realized capital gains .................................               --                 (0.87)                --
                                                                       -----------           -----------        -----------
Total distributions to Common Shareholders ......................            (1.16)                (2.97)             (1.38)
                                                                       -----------           -----------        -----------
Net asset value, end of period ..................................      $     23.88           $     24.10        $     25.74
                                                                       ===========           ===========        ===========
Market value, end of period .....................................      $     22.72           $     25.30        $     26.66
                                                                       ===========           ===========        ===========
Total investment return based on net asset value**** ............             4.02%***              5.41%             14.15%***(3)
                                                                       ===========           ===========        ===========
Total investment return based on market value **** ..............            (5.73%)***             6.84%             12.65%***(3)
                                                                       ===========           ===========        ===========
RATIOS TO AVERAGE NET ASSETS AVAILABLE
  TO COMMON STOCK SHAREHOLDERS:
     Total net assets, end of period (in 000's) .................      $ 1,016,486           $ 1,022,084        $ 1,058,452
     Operating expenses .........................................             1.17%**               1.15%              1.01%**
     Net investment income + ....................................             6.86%**               7.57%              6.65%**
----------
SUPPLEMENTAL DATA:++
     Portfolio turnover rate ....................................               12%***                23%               101%***
     Total net assets available to Common and Preferred Stock,
       end of period (in 000's) .................................      $ 1,558,486           $ 1,564,084        $ 1,600,452
     Ratio of operating expenses to total average net assets
       available to Common and Preferred Stock ..................             0.77%**               0.75%              0.72%**

   *  Auction Market Preferred Stock.

  **  Annualized.

 ***  Not annualized.

**** Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment and Cash Purchase Plan.

   + The net investment income ratios reflect income net of operating expenses and payments to AMPS Shareholders.

  ++  Information presented under heading Supplemental Data includes AMPS.

 (1)  Commencement of operations.

 (2) Net asset value at beginning of period reflects the deduction of the sales load of $1.125 per share and offering costs of $0.05 per share paid by the shareholder from the $25.00 offering price.

 (3) Total return on net asset value is calculated assuming a purchase at the offering price of $25.00 less the sales load of $1.125 and offering costs of $0.05 and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $25.00 on the inception date of trading (January 29, 2003) and the sale at the current market price on the last day of the period. Total return on net asset value and total return on market value are not computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated FINANCIAL HIGHLIGHTS (CONTINUED)
PER SHARE OF COMMON STOCK (UNAUDITED)
--------------------------------------------------------------------------

                                          TOTAL                                  DIVIDEND
                                        DIVIDENDS    NET ASSET       NYSE      REINVESTMENT
                                           PAID        VALUE    CLOSING PRICE    PRICE (1)
                                        ---------    ---------  -------------  ------------
December 31, 2004 - EXTRA .........      $0.1625      $ 24.32      $ 26.00        $ 24.70
December 31, 2004 .................       0.1725        24.32        26.00          24.70
January 31, 2005 ..................       0.1725        24.56        25.58          24.56
February 28, 2005 .................       0.1725        24.46        25.54          24.46
March 31, 2005 ....................       0.1725        23.81        22.22          22.51
April 30, 2005 ....................       0.1550        23.81        22.68          23.05
May 31, 2005 ......................       0.1550        23.88        22.72          22.95

----------
(1) Whenever the net asset value per share of the Fund's Common Stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
      --------------------------------------------------------------------------

      The table below sets out information with respect to Auction Market Preferred Stock (AMPS) currently outstanding.

                                                    INVOLUNTARY      AVERAGE
                                        ASSET       LIQUIDATING       MARKET
                   TOTAL SHARES       COVERAGE       PREFERENCE       VALUE
        DATE      OUTSTANDING (1)   PER SHARE (2)    PER SHARE   PER SHARE(1)(3)
        ----      ---------------   -------------    ---------   ---------------
      05/31/05*       21,680           $71,900        $25,000        $25,000
      11/30/04        21,680            72,153         25,000         25,000
      11/30/03        21,680            73,827         25,000         25,000

----------
(1)   See note 6.

(2) Calculated by subtracting the Fund's total liabilities (excluding the AMPS) from the Fund's total assets and dividing that amount by the number of AMPS shares outstanding.

(3)   Excludes accumulated undeclared dividends.

*     Unaudited.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------

1.    ORGANIZATION

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated (the "Fund") was incorporated as a Maryland corporation on May 23, 2002, and commenced operations on January 31, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2.    SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Certain prior period items have been reclassified to conform to the current year's presentation.

      PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's Administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund's net assets available to Common Stock is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, and (ii) the aggregate liquidation value of its Auction Market Preferred Stock ("AMPS").

      Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation, except as described hereafter. In the absence of sales of listed securities and with respect to (a) securities for which the most recent sale prices are not deemed to represent fair market value and (b) unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon ("swaptions"), are valued at the prices obtained from the broker/dealer or bank that is the counterparty to such instrument, subject to comparison of such valuation with a valuation obtained from a broker/dealer or bank that is not a counterparty to the particular derivative instrument. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on those fixed income securities, such as capital

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
      --------------------------------------------------------------------------

securities and bonds, which trade and are quoted on an "accrual income" basis.

      OPTIONS: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

      When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

      The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

      REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock ("Shareholders"). The Shareholders of AMPS are entitled to receive cumulative cash dividends at the applicable rate for such series as declared by the Fund's Board of Directors. Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

      FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------

by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its Shareholders. Therefore, no federal income tax provision will be required.

      Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

      Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes and may exclude amortization of premium on "accrued income" securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid, including changes in accumulated undeclared distributions to AMPS Shareholders, during 2005 and 2004 was as follows:

              DISTRIBUTIONS PAID IN FISCAL YEAR 2005      DISTRIBUTIONS PAID IN FISCAL YEAR 2004
              --------------------------------------      --------------------------------------
            ORDINARY INCOME    LONG-TERM CAPITAL GAINS   ORDINARY INCOME   LONG-TERM CAPITAL GAINS
            ---------------    -----------------------   ---------------   -----------------------
Common            N/A                     N/A              $104,559,450          $ 19,658,198
Preferred         N/A                     N/A              $  7,744,632          $          0

      As of November 30, 2004, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Common and Preferred Stock shareholders, on a tax basis were as follows:

                                UNDISTRIBUTED     UNDISTRIBUTED            NET UNREALIZED
CAPITAL (LOSS) CARRYFORWARD    ORDINARY INCOME    LONG-TERM GAIN    APPRECIATION/(DEPRECIATION)
---------------------------    ---------------    --------------    ---------------------------
       $(39,676,341)             $15,003,406            $0                  $45,031,077

      At November 30, 2004, the Fund had accumulated realized capital losses of $39,676,341. These losses may be carried forward and offset against any future capital gains through 2012.

      EXCISE TAX: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund paid $196,222 of Federal excise taxes attributable to calendar year 2004 in March 2005.

3. INVESTMENT ADVISORY FEE, SERVICING AGENT FEE, ADMINISTRATION FEE, TRANSFER AGENT FEE, CUSTODIAN FEE, DIRECTORS' FEES AND CHIEF COMPLIANCE OFFICER FEE

      Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.525% of the first $200 million of the Fund's average weekly total managed assets, 0.45% of the next $300 million of the Fund's average weekly total managed assets, and 0.40% of the Fund's average weekly total managed assets above $500 million.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
      --------------------------------------------------------------------------

      For purposes of calculating such fee and the fees to the Servicing Agent, the Administrator and the Custodian (described below), the Fund's average weekly total managed assets means the total assets of the Fund (including assets attributable to any AMPS outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any AMPS issued by the Fund is not treated as a liability.

      Claymore Securities, Inc. (the "Servicing Agent") serves as the Fund's Servicing Agent. In this capacity, it acts as Shareholder Servicing Agent to the Fund. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.025% of the first $200 million of the Fund's average weekly total managed assets, 0.10% of the next $300 million of the Fund's average weekly total managed assets and 0.15% of the Fund's average weekly total managed assets above $500 million.

      PFPC Inc., a member of the PNC Financial Services Group, Inc. ("PNC Financial Services"), serves as the Fund's Administrator. As Administrator, PFPC Inc. calculates the net asset value of the Fund's shares attributable to Common and Preferred Stock and generally assists in all aspects of the Fund's administration and operation. As compensation for PFPC Inc.'s services as Administrator, the Fund pays PFPC Inc. a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund's average weekly total managed assets, 0.04% of the next $300 million of the Fund's average weekly total managed assets, 0.03% of the next $500 million of the Fund's average weekly total managed assets and 0.02% of the Fund's average weekly total managed assets above $1 billion.

      PFPC Inc. also serves as the Fund's Common Stock dividend-paying agent and registrar (Transfer Agent). As compensation for PFPC Inc.'s services, the Fund pays PFPC Inc. a fee at an annual rate of 0.02% of the first $150 million of the Fund's average weekly net assets attributable to Common Stock, 0.01% of the next $350 million of the Fund's average weekly net assets attributable to Common Stock, 0.005% of the next $500 million of the Fund's average weekly net assets attributable to the Common Stock and 0.0025% of the Fund's average weekly net assets attributable to the Common Stock above $1 billion, plus certain out-of-pocket expenses. For purpose of calculating such fee, the Fund's average weekly net assets attributable to the Common Stock will be deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities and accumulated dividends, if any, on AMPS. For this calculation, the Fund's liabilities are deemed to include the aggregate liquidation preference of any outstanding Fund preferred shares.

      PFPC Trust Company ("PFPC Trust") serves as the Fund's Custodian. PFPC Trust is an indirect subsidiary of PNC Financial Services. As compensation for PFPC Trust's services as custodian, the Fund pays PFPC Trust a monthly fee at the annual rate of 0.010% of the first $200 million of the Fund's average weekly total managed assets, 0.008% of the next $300 million of the Fund's average weekly total managed assets, 0.006% of the next $500 million of the Fund's average weekly total managed assets and 0.005% of the Fund's average weekly total managed assets above $1 billion.

      The Fund currently pays each Director who is not a director, officer or employee of the Adviser or the Servicing Agent a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------

Directors or any committee and $150 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $2,500. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

      On July 23, 2004, the Board of Directors designated Peter C. Stimes as Chief Compliance Officer ("CCO") of the Fund. The Fund currently pays Mr. Stimes, in his capacity as CCO, $37,500 per annum and reimburses his out-of-pocket expenses incurred in connection with his role as CCO.

4.    PURCHASES AND SALES OF SECURITIES

      For the six months ended May 31, 2005, the cost of purchases of U.S. Government and other securities, excluding short-term investments, aggregated $20,520,848 and $160,112,584, respectively. Proceeds from sales of U.S. Government and other securities, excluding short-term investments, aggregated $20,588,672 and $182,516,982, respectively.

      At May 31, 2005, the aggregate cost of securities for federal income tax purposes was $1,467,551,500, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $101,841,663 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $10,515,568.

5.    COMMON STOCK

      At May 31, 2005, 240,000,000 shares of $0.01 par value Common Stock were authorized.

      Common Stock transactions were as follows:

                                                SIX MONTHS ENDED                YEAR ENDED
                                                    5/31/05                      11/30/04
                                            -----------------------      --------------------------
                                            SHARES         AMOUNT          SHARES          AMOUNT
                                            ------         ------          ------          ------
Shares issued under the Dividend
   Reinvestment and Cash Purchase Plan      166,722      $4,082,974      1,292,825      $32,647,981
                                            -------      ----------      ---------      -----------

6.    AUCTION MARKET PREFERRED STOCK (AMPS)

      The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The AMPS, which consist of Series M7, T7, W7, Th7, F7, T28 and W28, are senior to the Common Stock and result in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on AMPS are cumulative.

      The Fund is required to meet certain asset coverage tests with respect to the AMPS. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, AMPS at a redemption price of $25,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

--------------------------------------------------------------------------------
      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
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      An auction of the AMPS is generally held every 7 days for Series M7, T7, W7, Th7 and F7 and every 28 days for Series T28 and W28. Existing AMPS shareholders may submit an order to hold bid or sell such shares at par value on each auction date. AMPS shareholders may also trade shares in the secondary market between auction dates.

      At May 31, 2005, 3,200 shares for each Series M7, T7, W7, Th7 and F7 and 2,840 shares for Series T28 and W28 of Auction Market Preferred Shares were outstanding at the annualized rate of 3.07%, 3.04%, 3.05%, 3.09%, 3.07%, 3.089%,
3.088% for Series M7, T7, W7, Th7, F7, T28 and W28, respectively. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure its portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

7.    PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

      The Fund invests primarily in a diversified portfolio of preferred securities. This includes fully taxable ("hybrid") preferred securities and traditional preferred stocks eligible for the inter-corporate dividends received deduction ("DRD"). Under normal market conditions, at least 80% of the value of the Fund's total assets will be invested in preferred securities. Under normal market conditions, the Fund invests at least 25% of its total assets in securities issued by companies in the utilities industry and at least 25% of its total assets in securities issued by companies in the banking industry. Because of the Fund's concentration of investments in the utility industry and in the banking industry, the ability of the Fund to maintain its dividend and the value of the Fund's investments could be adversely affected by the possible inability of companies in these industries to pay dividends and interest on their securities and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy.

      The Fund may invest up to 20% of its total assets in securities rated below investment grade. These securities must be rated at least either "Ba3" by Moody's Investors Service, Inc. or "BB-" by Standard & Poor's or judged to be comparable in quality, in either case, at the time of purchase. However, these securities must be issued by an issuer having a class of senior debt rated investment grade outstanding.

      The Fund may invest up to 15% of its total assets in common stocks, which total includes those convertible securities that trade in close relationship to the underlying common stock of an issuer, and, under normal market conditions, may invest up to 20% of its total assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities, will be subject to the foregoing 20% limitation to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

      In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

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8.    SPECIAL INVESTMENT TECHNIQUES

      The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its investment policies, involving any or all of the following: lending of portfolio securities, short sales of securities, futures contracts, interest rate swaps, options on futures contracts, options on securities, swaptions, and certain credit derivative transactions including, but not limited to, the purchase and sale of credit protection. As in the case of when-issued securities, the use of over-the-counter derivatives, such as interest rate swaps, swaptions, and credit default swaps may expose the Fund to greater credit, operations, liquidity, and valuation risk than is the case with regulated, exchange traded futures and options. These transactions are used for hedging or other appropriate risk-management purposes, or, under certain other circumstances, to increase return. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

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DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

      Under  the  Fund's  Dividend  Reinvestment  and Cash  Purchase  Plan  (the
"Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by PFPC Inc. as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PFPC Inc. will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PFPC Inc. commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PFPC Inc. will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

      Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PFPC Inc.'s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2005, $1,921 in brokerage commissions were incurred.

      The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

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      In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a Shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

      A Shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PFPC Inc. in writing, by completing the form on the back of the Plan account statement and forwarding it to PFPC Inc., or by calling PFPC Inc., directly. A termination will be effective immediately if notice is received by PFPC Inc. not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC Inc. will either
(a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing and fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

      The  Plan is  described  in  more  detail  in the  Fund's  Plan  brochure.
Information   concerning   the  Plan  may  be   obtained   from  PFPC  Inc.   at
1-800-331-1710.

ADDITIONAL COMPENSATION AGREEMENT

      The Adviser has agreed to compensate Merrill Lynch from its own resources at an annualized rate of 0.10% of the Fund's total managed assets for certain services, including after-market support services designed to maintain visibility of the Fund.

PROXY VOTING POLICIES AND PROXY VOTING RECORD ON FORM N-PX

      The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund filed its initial Form N-PX with the Securities and Exchange Commission ("SEC") on August 18, 2004. This filing as well as the Fund's proxy voting policies and procedures are available (i) without charge, upon request, by calling the Fund's transfer agent at 1-800-331-1710, (ii) on the Fund's website at WWW.FCCLAYMORE.COM and (iii) on the SEC's website at WWW.SEC.GOV.

PORTFOLIO SCHEDULE ON FORM N-Q

      The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended February 28, 2005. The Fund's Form N-Q is available on the SEC's website at WWW.SEC.GOV or may be viewed and obtained from the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Section may be obtained by calling 1-800-SEC-0330.

PORTFOLIO MANAGEMENT TEAM

      In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stimes, Stone and

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Chadwick. The professional backgrounds of each member of the management team are included in the "Information about Fund Directors and Officers" section of this report beginning on page 34.

CERTIFICATIONS

      Donald F. Crumrine, as the Fund's Chief Executive Officer, has certified to the New York Stock Exchange that, as of May 18, 2005, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a-2(a) under the 1940 Act.

MEETING OF SHAREHOLDERS

      On April 21, 2005, the Fund held its Annual Meeting of Shareholders (the "Meeting") for the following purposes: election of directors of the Fund ("Proposal 1"), approval of an amendment to the Fund's Articles Supplementary Establishing an Fixing the Rights and Preferences of Auction Market Preferred Stock ("Articles Supplementary") relating to the term of office of certain Directors ("Proposal 2") and approval of an amendment to the Fund's Articles Supplementary relating to the Force Majeure Provision to regulate the auction process following an extraordinary event ("Proposal 3"). All proposals were approved by Shareholders and the results of the proposals are as follows:

PROPOSAL 1: ELECTION OF DIRECTORS.

NAME                                                     FOR           WITHHELD
----                                                     ---           --------
PREFERRED STOCK
      David Gale ................................       13,091            59

      Martin Brody, Donald F. Crumrine, Morgan Gust, and Robert F. Wulf continue to serve in their capacities as Directors of the Fund.

PROPOSAL 2:  AMENDMENT  TO THE  ARTICLES  SUPPLEMENTARY  RELATING TO THE TERM OF
      OFFICE OF CERTAIN DIRECTORS.

                                                    FOR       AGAINST   WITHHELD
                                                    ---       -------   --------
COMMON STOCK ...............................    32,694,204    422,749    624,885
PREFERRED STOCK ............................        12,974         44        132

PROPOSAL  3:  AMENDMENT  TO THE  ARTICLES  SUPPLEMENTARY  RELATING  TO THE FORCE
      MAJEURE PROVISION TO REGULATE THE AUCTION PROCESS FOLLOWING AN EXTRAORDINARY EVENT.

                                                    FOR       AGAINST   WITHHELD
                                                    ---       -------   --------
COMMON STOCK ...............................    32,692,949    414,694    634,195
PREFERRED STOCK ............................        12,974         44        132

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INFORMATION ABOUT FUND DIRECTORS AND OFFICERS

      The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

                                                               PRINCIPAL       NUMBER OF FUNDS
                                         TERM OF OFFICE       OCCUPATION(S)    IN FUND COMPLEX
NAME, ADDRESS,             POSITION(S)    AND LENGTH OF        DURING PAST        OVERSEEN        OTHER DIRECTORSHIPS
AND AGE                  HELD WITH FUND   TIME SERVED*         FIVE YEARS        BY DIRECTOR       HELD BY DIRECTOR
-------                  --------------   ------------         ----------        -----------       ----------------
NON-INTERESTED
DIRECTORS:

MARTIN BRODY                Director    Class II Director  Retired                    2        Director, Jaclyn, Inc.
c/o HMK Associates                            since                                            (luggage and
30 Columbia Turnpike                      January 2003                                         accessories). Director,
Florham Park, NJ 07932                                                                         Emeritus, Smith Barney
Age: 83                                                                                        Mutual Funds (18 Funds);
                                                                                               Director, Flaherty &
                                                                                               Crumrine/Claymore
                                                                                               Total Return Fund.

DAVID GALE+                 Director    Class I Director   President & CEO of         4        Director, Metromedia
Delta Dividend Group, Inc.                    since        Delta Dividend                      International Group, Inc.
220 Montgomery Street                     January 2003     Group, Inc.                         (telecommunications);
Suite 426                                                  (investments).                      Director, Flaherty &
San Francisco, CA 94104                                                                        Crumrine Preferred Income
Age: 56                                                                                        Fund, Flaherty & Crumrine
                                                                                               Preferred Income
                                                                                               Opportunity Fund and
                                                                                               Flaherty & Crumrine/
                                                                                               Claymore Total Return
                                                                                               Fund.

----------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The initial term for each class expires as follows:

                  CLASS I DIRECTORS - one year term expires at the Fund's 2008 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

                  CLASS II DIRECTORS - two year term expires at the Fund's 2006 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

                  CLASS III DIRECTORS - three year term expires at the Fund's 2007 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

+ As a Director, represents holders of shares of the Fund's Auction Market Preferred Stock.

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                                                               PRINCIPAL             NUMBER OF FUNDS
                                         TERM OF OFFICE       OCCUPATION(S)          IN FUND COMPLEX
NAME, ADDRESS,             POSITION(S)    AND LENGTH OF        DURING PAST              OVERSEEN        OTHER DIRECTORSHIPS
AND AGE                  HELD WITH FUND   TIME SERVED*         FIVE YEARS              BY DIRECTOR       HELD BY DIRECTOR
-------                  --------------   ------------         ----------              -----------       ----------------
NON-INTERESTED
DIRECTORS:

MORGAN GUST+                Director    Class II Director  Since March 2002,                4        Director, Flaherty &
Giant Industries, Inc.                        since        President of Giant                        Crumrine Preferred
23733 N. Scottsdale Road                  January 2003     Industries, Inc. (petroleum               Income Fund, Flaherty &
Scottsdale, AZ 85255                                       refining and marketing)                   Crumrine Preferred Income
Age: 58                                                    and for more than five                    Opportunity Fund and
                                                           years prior thereto,                      Flaherty & Crumrine/
                                                           Executive Vice President,                 Claymore Total Return
                                                           and various other Vice                    Fund.
                                                           President positions at
                                                           Giant Industries, Inc.

ROBERT F. WULF              Director   Class III Director  Financial Consultant;            4        Director, Flaherty &
3560 Deerfield Drive South                    since        Trustee, University of                    Crumrine Preferred Income
Salem, OR 97302                           January 2003     Oregon Foundation;                        Fund, Flaherty & Crumrine
Age: 68                                                    Trustee, San Francisco                    Preferred Income
                                                           Theological Seminary.                     Opportunity Fund and
                                                                                                     Flaherty & Crumrine/
                                                                                                     Claymore Total Return
                                                                                                     Fund.

----------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The initial term for each class expires as follows:

                  CLASS I DIRECTORS - one year term expires at the Fund's 2008 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

                  CLASS II DIRECTORS - two year term expires at the Fund's 2006 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

                  CLASS III DIRECTORS - three year term expires at the Fund's 2007 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

+ As a Director, represents holders of shares of the Fund's Auction Market Preferred Stock.

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                                                                   PRINCIPAL             NUMBER OF FUNDS
                                             TERM OF OFFICE       OCCUPATION(S)          IN FUND COMPLEX
NAME, ADDRESS,               POSITION(S)      AND LENGTH OF        DURING PAST              OVERSEEN        OTHER DIRECTORSHIPS
AND AGE                    HELD WITH FUND     TIME SERVED*         FIVE YEARS              BY DIRECTOR       HELD BY DIRECTOR
-------                    --------------     ------------         ----------              -----------       ----------------
INTERESTED
DIRECTOR:

DONALD F. CRUMRINE++         Director,     Class III Director  Chairman of the Board            4        Director, Flaherty &
301 E. Colorado Boulevard     Chairman            since        and Director of Flaherty                  Crumrine Preferred
Suite 720                   of the Board      January 2003     & Crumrine Incorporated.                  Income Fund, Flaherty &
Pasadena, CA 91101           and Chief                                                                   Crumrine Preferred Income
Age: 57                      Executive                                                                   Opportunity Fund and
                              Officer                                                                    Flaherty & Crumrine/
                                                                                                         Claymore Total Return
                                                                                                         Fund.

----------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The initial term for each class expires as follows:

                  CLASS I DIRECTORS - one year term expires at the Fund's 2008 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

                  CLASS II DIRECTORS - two year term expires at the Fund's 2006 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

                  CLASS III DIRECTORS - three year term expires at the Fund's 2007 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

++ "Interested person" of the Fund as defined in the Investment Company Act of 1940. Mr. Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund's investment adviser.

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                                                                                PRINCIPAL
                                                   TERM OF OFFICE              OCCUPATION(S)
NAME, ADDRESS,                 POSITION(S)          AND LENGTH OF               DURING PAST
AND AGE                      HELD WITH FUND          TIME SERVED                FIVE YEARS
-------                      --------------          -----------                ----------
OFFICERS:

ROBERT M. ETTINGER              President               Since           President and Director of
301 E. Colorado Boulevard                           January 2003        Flaherty & Crumrine
Suite 720                                                               Incorporated.
Pasadena, CA 91101
Age: 46

R. ERIC CHADWICK            Chief Financial             Since           Vice President of
301 E. Colorado Boulevard    Officer, Vice          January 2003        Flaherty & Crumrine
Suite 720                     President,                                Incorporated since
Pasadena, CA 91101           Treasurer and                              August 2001, and
Age: 30                         Secretary                               portfolio manager
                                                                        of Flaherty & Crumrine
                                                                        Incorporated.

PETER C. STIMES             Chief Compliance            Since           Vice President of
301 E. Colorado Boulevard      Officer and          January 2003        Flaherty & Crumrine
Suite 720                    Vice President                             Incorporated.
Pasadena, CA 91101
Age: 49

BRADFORD S. STONE            Vice President             Since           Since May 2003, Vice
392 Springfield Avenue        and Assistant           July 2003         President of Flaherty &
Mezzanine Suite                 Treasurer                               Crumrine Incorporated; from
Summit, NJ 07901                                                        June 2001 to April 2003,
Age: 45                                                                 Director of US Market Strategy
                                                                        at Barclays Capital; from
                                                                        February 1987 to June 2001,
                                                                        Vice President of Goldman,
                                                                        Sachs & Company as
                                                                        Director of US Interest Rate
                                                                        Strategy and, previously,
                                                                        Vice President of Interest
                                                                        Rate Product Sales.

NICHOLAS DALMASO             Vice President             Since           Director of Claymore
2455 Corporate West Drive     and Assistant         January 2003        Group, LLC since
Lisle, IL 60532                 Secretary                               January 2002. Senior
Age: 40                                                                 Managing Director
                                                                        and General Counsel of
                                                                        Claymore Securities, Inc.
                                                                        since November, 2001 and
                                                                        Claymore Advisors, LLC
                                                                        since October 2003. Partner
                                                                        of DBN Group since April
                                                                        2001. Associate General
                                                                        Counsel of Nuveen
                                                                        Investments from July 1999
                                                                        to November 2001.

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                                                                                 PRINCIPAL
                                                    TERM OF OFFICE              OCCUPATION(S)
NAME, ADDRESS,                  POSITION(S)          AND LENGTH OF               DURING PAST
AND AGE                       HELD WITH FUND          TIME SERVED                FIVE YEARS
-------                       --------------          -----------                ----------
OFFICERS:

CHRISTOPHER D. RYAN           Vice President          Since April        Since February 2004, Vice
301 E. Colorado Boulevard                                2005            President of Flaherty &
Suite 720                                                                Crumrine Incorporated;
Pasadena, CA 91101                                                       October 2002 to February
Age: 37                                                                  2004, Product Analyst of
                                                                         Flaherty & Crumrine
                                                                         Incorporated.

LAURIE C. LODOLO                 Assistant              Since            Since August 2004,
301 E. Colorado Boulevard       Compliance             July 2004         Assistant Compliance
Suite 720                   Officer, Assistant                           Officer of Flaherty &
Pasadena, CA 91101            Treasurer and                              Crumrine Incorporated;
Age: 41                     Assistant Secretary                          since February 2004,
                                                                         Secretary of Flaherty &
                                                                         Crumrine Incorporated;
                                                                         Account Administrator of
                                                                         Flaherty & Crumrine
                                                                         Incorporated.

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BOARD CONSIDERATION AND APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

      During the six month period ended May 31, 2005, the Board of Directors of the Fund approved the continuation of the investment advisory agreement with the Adviser (the "Agreement"). The following paragraphs summarize the material information and factors considered by the Board, including the Independent Directors, as well as their conclusions relative to such factors.

NATURE, EXTENT AND QUALITY OF SERVICES

      The Board members reviewed in detail the nature and extent of the services provided by the Adviser and the quality of those services over the past year and since inception. The Board members noted that these services included managing the Fund's investment program, as well as providing significant administrative services beyond what the Agreement required. The Board members noted that the Adviser also provided, generally at its expense: office facilities for use by the Fund; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. The Board also considered the Adviser's sound financial condition and the Adviser's commitment to its business as evidenced by its hiring of additional personnel as the business has grown. The Board members evaluated the Adviser's provision of services based on their direct experience over many years as Fund Directors of funds advised by the Adviser and focused on (i) the Adviser's knowledge of the preferred stock market generally and the sophisticated hedging strategies the Fund employs and (ii) its culture of compliance. The Board members reviewed the personnel responsible for providing services to the Fund and observed, based on their experience and interaction with the Adviser, that (1) the Adviser's personnel exhibited a high level of diligence and attention to detail in carrying out their responsibilities under the Agreement, (2) the Adviser was responsive to requests of the Board and its personnel were available between Board meetings to answer Board member questions, and (3) the Adviser had kept the Board apprised of developments relating to the Fund. The Board members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the Fund's investment goals and strategies, the corporate and regulatory environment in which the Fund operates, the level of services provided by the Adviser, and the quality of service, which continued to be high.

INVESTMENT PERFORMANCE

      The Board members considered the Fund's performance from inception and more recently to determine whether the Fund had met its investment objective. The Board determined that the Fund had done so. In so doing, the Board members reviewed performance compared to relevant indices and funds thought generally to be comparable to the Fund, considered the costs and benefits of the Fund's hedging strategy and examined the differences between the Fund and certain funds in the comparison group, including the significant positions a number of preferred stock funds had in common equities. The Board members noted the Fund's longer-term performance and specifically recognized that the Fund had been in existence a relatively short time and that recent relative underperformance was attributable largely to the Fund's stated hedging strategies, which over time are expected to benefit the Fund, and the Fund's adherence to its respective investment mandate.

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PROFITABILITY

      The Board members considered the Adviser's methodology for determining its profitability with respect to the Fund and the Adviser's profit margin on an after-tax basis attributable to managing the Fund. The Board concluded that the profitability to the Adviser was not excessive based on the considerable services it provides to the Fund, the Fund's relative performance over time, its success in meeting the Fund's investment objective and the Fund's relatively low expense ratio. The Board members also considered the Adviser's provision, at a lower cost, of services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Fund. The Board accepted the Adviser's statement that it did not realize material indirect benefits from its relationship with the Fund and did not obtain soft dollar credits from securities trading.

ECONOMIES OF SCALE

      The Board members noted that the Fund, as a closed-end investment company, was not expected to increase materially in size; thus, the Adviser would not benefit from economies of scale. The Board members considered whether economies of scale could be realized because the Adviser advises other similar funds, and, based on their experience, accepted the Adviser's explanation that significant economies of scale would not be realized because of the nature of the preferred securities market in which the Fund invests. Nonetheless, the Board members noted that the Fund's advisory fee schedule declines as assets increase beyond a certain level (commonly known as a "breakpoint") and that breakpoints provide for a sharing with shareholders of benefits derived as a result of economies of scale arising from increased assets. Accordingly, the Board determined that the existing advisory fee levels reflect possible economies of scale.

      Based on their discussions and considerations as described above, the Board made the following conclusions and determinations as to the Fund:

      o The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

      o     The Board was satisfied with the Fund's overall performance.

      o The Board concluded that the fee paid to the Adviser was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Adviser from the relationship with the Fund.

      o The Board determined that there were not at this time significant economies of scale to be realized by the Adviser in managing the Fund's assets and that the fee was structured to provide for a sharing of the benefits of economies of scale.

      o The Board members considered these factors, conclusions and determinations in their totality and, without any one being dispositive, the Board determined that approval of the Agreement was in the best interests of the Fund and its shareholders.

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AMENDMENTS TO CHARTER AND BYLAWS

      In addition to the changes to the Fund's Charter that were approved by Shareholders at the April 21, 2005 Annual Meeting of Shareholders, the Board of Directors approved Articles Supplementary to the Fund's Charter and Amended and Restated Bylaws ("Bylaws") at its April 21, 2005 meeting. Among the changes reflected in the Fund's Bylaws are a bylaw amendment and related Articles Supplementary reflecting the Board's determination to opt in to certain provisions of the Maryland Unsolicited Takeover Act. Such action provides that
(1) the number of directors can be fixed only by the Board and (2) a director elected by the Board to fill a Board vacancy holds office until the end of the term of the class to which the director has been elected (rather than until the next annual meeting).

      The Board also approved an amendment to the Bylaws to clarify certain aspects of the calling of a Special Meeting of Shareholders. Specifically, such bylaw amendment clarifies that if a Shareholder or group of Shareholders has requested and paid for a Special Meeting of Shareholders, another Shareholder cannot add an additional proposal to the proxy statement for that meeting. The Board determined that the changes to the Bylaws and related Articles Supplementary provide the Fund with certain additional protections in the case of a hostile takeover bid to gain control of the Fund and change the objective to the detriment of long-term shareholders. However, the Board is aware of no such hostile takeover bid at the present time.

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DIRECTORS
   Martin Brody
   Donald F. Crumrine, CFA
   David Gale
   Morgan Gust
   Robert F. Wulf, CFA

OFFICERS
   Donald F. Crumrine, CFA
     Chairman of the Board
     and Chief Executive Officer
   Robert M. Ettinger, CFA
     President
   R. Eric Chadwick, CFA
     Chief Financial Officer,
     Vice President, Treasurer
     and Secretary
   Peter C. Stimes, CFA
     Chief Compliance
     Officer and Vice President
   Nicholas Dalmaso
     Vice President
   Bradford S. Stone
     Vice President and
     Assistant Treasurer
   Christopher D. Ryan, CFA
     Vice President
   Laurie Lodolo
     Assistant Compliance Officer,
     Assistant Treasurer and
     Assistant Secretary

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@pfdincome.com

QUESTIONS CONCERNING YOUR SHARES OF FLAHERTY & CRUMRINE/CLAYMORE PREFERRED
   SECURITIES INCOME FUND?

   o If your shares are held in a Brokerage
     Account, contact your Broker.

   o If you have physical possession of your shares in certificate form, contact the Fund's Transfer
     Agent & Shareholder Servicing Agent --

               PFPC Inc.
               P.O. Box 43027
               Providence, RI 02940-3027
               1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED

By (Signature and Title)*  /S/ DONALD F. CRUMRINE
                         -------------------------------------------------------
                           Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                           (principal executive officer)

Date              JULY 18, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ DONALD F. CRUMRINE
                         -------------------------------------------------------
                           Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                           (principal executive officer)

Date              JULY 18, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ R. ERIC CHADWICK
                         -------------------------------------------------------
                           R. Eric Chadwick, Chief Financial Officer, Treasurer, Vice President and Secretary
                           (principal financial officer)

Date              JULY 18, 2005
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.